UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 16, 2010

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-117367	20-1237795
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (732) 367-0129

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Company”) held its annual meeting of stockholders on September 16, 2010. The matters submitted to the stockholders for a vote included (a) the election of five directors to serve until 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualify and (b) the approval of the amendment to Lightstone Value Plus Real Estate Investment Trust, Inc.’s charter (our “Charter”) to add a provision regarding tender offers.

The following table sets forth the results of voting on these matters:

Matter:	Number of Votes FOR	Number of Votes AGAINST

Election of Directors:

David Lichtenstein (Director)	17,640,097	396,563

Edwin J. Glickman (Independent Director)	17,647,928	388,732

George R. Whittemore (Independent Director)	17,656,840	379,820

Shawn R. Tominus (Independent Director)	17,659,660	377,000

Bruno de Vinck ( Director)	17,646,893	389,767

Approval of the Amendment to our Charter to add a provision regarding tender offers	17,118,077	324,097

Item 8.01      Other Events.

Distributions

On September 16, 2010, the Board of Directors of the Company declared a distribution for the three-month period ending September 30, 2010. The distribution will be calculated based on shareholders of record each day during this three-month period at a rate of $0. 0.0019178 per day, and will equal a daily amount that, if paid each day for a 365-day period, would equal a 7.0% annualized rate based on a share price of $10.00. The distribution will be paid in on October 29, 2010 to shareholders of record during the three-month period ended September 30, 2010.

The amount of distributions to be distributed to our stockholders in the future will be determined by our Board of Directors and are dependent on a number of factors, including funds available for payment of dividends, our financial condition, capital expenditure requirements and annual distribution requirements needed to maintain our status as a REIT under the Internal Revenue Code.

Share Redemption Plan

On September 16, 2010, the Board of Directors of the Company reauthorized our Share Redemption Plan previously temporarily suspended since March 2, 2010.  Under the reauthorized Share Redemption Plan, common shares of the Company will be redeemed at a price of $9.00 per share, subject to a limit of 2.0% of the weighted average number of shares outstanding during the prior calendar year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE
INVESTMENT TRUST, INC.

By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Principal Accounting Officer

Date: September 21, 2010